Exhibit 99.1

FOR IMMEDIATE RELEASE

FIRST MIDWEST Receives Federal Reserve Approval

For Acquisition of

Northern States Financial Corporation

Chicago IL, August 16, 2018  – First Midwest Bancorp, Inc. (“First Midwest”) (NASDAQ NGS: FMBI), the parent company of First Midwest Bank, today announced it has received approval from the Federal Reserve to acquire Northern States Financial Corporation and its wholly owned subsidiary, NorStates Bank.

“We are pleased to have received Federal Reserve approval for our proposed acquisition of NorStates Bank, which we publicly announced on June 7, 2018,” said Michael L. Scudder, Chairman, President and Chief Executive Officer of First Midwest.  “With this approval, we remain on track for an expected closing in the fourth quarter of 2018.  We look forward to welcoming NorStates’ customers and colleagues to First Midwest and to continuing the expansion of our northern Chicagoland footprint.”

As of June 30, 2018,  Northern States had approximately $530 million of total assets, $450 million of total deposits and $310 million of total loans.

The transaction remains subject to approval by Northern States’ stockholders, regulatory approval by the Illinois Department of Financial and Professional Regulation and the satisfaction of other customary closing conditions.

About First Midwest

First Midwest is a relationship-focused financial institution and one of the largest independent publicly-traded bank holding companies based on assets headquartered in Chicago and the Midwest, with approximately $15 billion of assets and $11 billion of trust assets under management.  First Midwest’s principal subsidiary, First Midwest Bank, and other affiliates provide a full range of commercial, treasury management, equipment leasing, retail, wealth management, trust and private banking products and services through locations in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa.  First Midwest’s common stock is traded on the NASDAQ Stock Market under the symbol FMBI, and its website is www.firstmidwest.com.

About NorStates Bank

NorStates Bank is a wholly-owned subsidiary of Northern States Financial Corporation (“Northern States”) and maintains its principal executive offices in Waukegan, Illinois.  NorStates Bank is a client-focused bank committed to providing quality financial services with a personal touch through a complete line of loan, deposit and cash management services.  It provides these financial services through eight banking locations in Lake County, Illinois.  NorStates Bank’s website is www.norstatesbank.com.

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

Forward-Looking Statements

This press release, as well as any oral statements made by or on behalf of First Midwest, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those relating to First Midwest’s proposed acquisition of Northern States, including the costs and benefits associated therewith and the timing thereof.  In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import.  Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control.  It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements.  First Midwest cautions you not to place undue reliance on these statements.  Forward-looking statements are made only as of the date of this release, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Northern States might not be realized within the expected timeframes or might be less than projected, the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Northern States’ respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Northern States operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s annual report on Form 10-K for the year ended December 31, 2017, as well as subsequent filings made with the Securities and Exchange Commission (the “SEC”).  However, these risks and uncertainties are not exhaustive.  Other sections of such reports describe additional factors that could adversely impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Northern States.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger of First Midwest and Northern States, First Midwest has filed a registration statement on Form S‑4 (file no. 333-226506) with the SEC.  The registration statement includes a proxy statement of Northern States, which also constitutes a prospectus of First Midwest, that will be sent to Northern States’ stockholders.  Investors and stockholders are advised to read the registration statement and proxy statement/prospectus because it contains important information about First Midwest, Northern States and the proposed transaction.  This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov.   These documents also can be obtained free of charge by accessing First Midwest’s

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.”  Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7563, or from Northern States upon written request to Northern States Financial Corporation, Attn: Scott Yelvington, President and Chief Executive Officer, 1601 North Lewis Avenue, Waukegan, Illinois 60085 or by calling (847) 775-8200.

Participants in this Transaction

First Midwest, Northern States and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Northern States’ stockholders in connection with the proposed transaction.  Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed transaction.  Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest’s definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest’s annual report on Form 10‑K for the year ended December 31, 2017 filed with the SEC on February 28, 2018.  The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

Contact Information

Investors:

Patrick S. Barrett

Executive Vice President and Chief Financial Officer

708.831.7231

pat.barrett@firstmidwest.com

Media:

James V. Stadler

Executive Vice President and Chief Marketing & Communications Officer

708.831.7402

jim.stadler@firstmidwest.com

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631